Discontinued Operations (Details) - Schedule of Discontinued Operations in the Consolidated Balance Sheets (Parentheticals) - Discontinued Operations [Member] ¥ in Thousands	Aug. 31, 2023 CNY (¥)
Schedule of Discontinued Operations in the Consolidated Balance Sheets [Line Items]
Accounts receivable, net of allowance	¥ 109
Amounts due from related parties, net of allowance	60
Other receivables, deposits and other assets, net of allowance	103
Other non-current assets, net of allowance	¥ 109